UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2013

Date of Earliest Event Reported: April 22, 2013

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas

(Address of principal executive offices)

75201

(Zip code)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 22, 2013, the Board of Directors (the “Board”) of Mid-Con Energy GP, LLC (the “General Partner”), the general partner of Mid-Con Energy Partners, LP (the “Partnership”), increased the size of the board of directors to nine members. Additionally, the Board elected Dr. Michael L. Wiggins, 56, as a director, and Mr. C. Fred Ball, Jr., 68, as an independent director of the General Partner.

Dr. Wiggins currently serves as Executive Vice President and Chief Engineer of the General Partner. As such, he will receive no compensation for serving as a director.

Mr. Ball has been elected as an independent director and appointed as a member of the audit committee of the Board. As an independent director, Mr. Ball will receive compensation in accordance with the Partnership’s policies for compensating independent directors, including long-term equity incentive awards under the Partnership’s Long-Term Incentive Program (previously filed on January 25, 2012 as Exhibit 4.5, respectively on Form S-8 (File No 333-179161)).

Item 7.01	Regulation FD Disclosure.

On April 23, 2013, the Partnership issued a press release announcing that it will release first quarter results after the market closes on Tuesday, May 7, 2013, and will hold a conference call and live webcast at 10:00 a.m. Eastern Time (9:00 a.m. Central Time), Wednesday, May 8, 2013. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On April 22, 2013, the Board approved a cash distribution of $0.505 per common unit for the first quarter 2013. This represents a $0.01 per common unit increase compared with the preceding quarter, and results in an annualized distribution of $2.02 per common unit. The first quarter distribution will be paid on May 14, 2013 to unitholders of record as of May 7, 2013.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1 News release issued by Mid-Con Energy Partners, LP dated April 23, 2013.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: April 24, 2013	By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Financial Officer